Paragon Agreement	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Paragon Agreement
9. Paragon Agreement
In May 2023,
Pre-Merger
Spyre entered into the Paragon Agreement with Paragon and Parapyre. Pursuant to the Paragon Agreement, the Option provided for the right to acquire the intellectual property rights related to four research programs from Paragon in accordance with a license agreement to be entered into following each exercise of the Option. Under the Paragon Agreement, the terms of such license agreement would be consistent with the economics and other terms set out in the Paragon Agreement and, in the event of failure to reach an agreement on the definitive terms, the matter would be resolved via arbitration. In consideration for the Option granted under the Paragon Agreement,
Pre-Merger
Spyre was obligated to pay Paragon an upfront cash amount of $3.0 million in research initiation fees. In addition,
Pre-Merger
Spyre was obligated to compensate Paragon on a quarterly basis for its services performed under each research program based on the actual costs incurred with mark-up
costs pursuant to the terms of the Paragon Agreement. As of the date of the Asset Acquisition,

Pre-Merger
Spyre had incurred total expenses of $19.0 million under the Paragon Agreement since inception, which included the $3.0 million research initiation fee and $16.0 million of historical reimbursable expenses owed to Paragon. As of June 22, 2023, $19.0 million was unpaid and was assumed by the Company through the Asset Acquisition. Furthermore, the Paragon Agreement provided for an annual equity grant of options to purchase 1% of the then outstanding shares of Spyre’s common stock, on a fully diluted basis, on the last business day of each calendar year, during the term of the Paragon Agreement, at the fair market value determined by the board of directors of Spyre.
As a result of the Asset Acquisition, the Company assumed the rights and obligations of
Pre-Merger
Spyre under the Paragon Agreement, including the Parapyre Option Obligation. Pursuant to the Paragon Agreement, on a research program-by-research
program basis following the finalization of the research plan for each respective research program, the Company is required to pay Paragon a nonrefundable fee in cash of $0.8 million. For the year ended December 31, 2023, the Company incurred $48.5 million, in costs reimbursable to Paragon, which were recorded as Research and development expenses in the consolidated statements of operations.
For the year ended December 31, 2023, the Company made payments totaling $39.5 million to Paragon.
On July 12, 2023 and December 14, 2023, the Company exercised the Option available under the Paragon Agreement with respect to the SPY001 and SPY002 research programs, respectively, and expects to enter into the SPY001 License Agreement and the SPY002 License Agreement. Our Option available under the Paragon Agreement with respect to the SPY003 and SPY004 programs remains unexercised.
Following the execution of each of the SPY001 License Agreement and SPY002 License Agreement, the Company will be obligated to pay Paragon up to $22.0 million upon the achievement of specific development, regulatory and clinical milestones for the first product under each agreement, respectively, that achieves such specified milestones. Upon execution of each of the SPY001 License Agreement and the SPY002 License Agreement, the Company expects to pay Paragon a $1.5 million fee for nomination of a development candidate, as applicable, and the Company expects to be obligated to make a further milestone payment of $2.5 million upon the first dosing of a human patient in a Phase 1 trial. Subject to the execution of the Option with respect to the SPY003 or SPY004 research programs, the Company expects to be obligated to make similar payments upon and following the execution of license agreements with respect to these research programs, respectively.